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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2004

                           DIRECT GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)



         Tennessee                 000-50360                   62-1564496
(State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)           File Number)            Identification Number)



          1281 Murfreesboro Road
           Nashville, Tennessee                             37217
 (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (615) 399-4700



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 12. Results of Operations and Financial Condition.
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     On August 3, 2004, Direct General Corporation issued a press release announcing its financial results for the quarter ended July 31, 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2004


                                                 DIRECT GENERAL CORPORATION


                                                 By: /s/ Ronald F. Wilson
                                                     ---------------------------
                                                     Ronald F. Wilson
                                                     Secretary